VITAL THERAPIES®

TARGETING LIVER DISEASE

Corporate Overview

as of October 16, 2015

Forward Looking Statements

This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements, including, among others, statements relating to plans and objectives of management for future operations and future results; post-hoc analyses of VTI-208 data; the timing and substance of future discussions and meetings with regulatory authorities; the timeline for future operations, including the Company's proposed new clinical trial; the design of the proposed clinical trial, including potential inclusion and exclusion criteria, and the timing for the initiation of enrollment; hypotheses relating to the ELAD® system's mechanisms of action; market opportunity and size; reimbursement matters and pricing of the ELAD system; and timing for regulatory filings. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks and uncertainties include, but are not limited to, the risk that the FDA does not approve a new clinical trial plan; delays in meeting with FDA or completing those meetings; the success or failure of a new clinical trial, if any; the uncertainties inherent in our clinical and development programs, including, without limitation, our ability to adequately demonstrate the safety and efficacy of the ELAD system, future clinical results, which may not support further development of the ELAD system, and challenges related to conducting pivotal clinical trials, including, but not limited to, the impact of VTI-208, failure to achieve favorable results in clinical trials, the successful opening and the continued participation of clinical sites and their ongoing adherence to protocols, assumptions regarding enrollment rates, timing and availability of subjects meeting inclusion and exclusion criteria, changes to protocols or regulatory requirements, the ability to comply with and meet applicable laws and regulations, and unexpected adverse events or safety issues; the ability to obtain regulatory approval for the ELAD system; and the sufficiency of funding. There can be no assurance that data from any of our clinical trials will be sufficient to support an application for marketing in any country or that any such application will ever be approved.

You should review the risks and uncertainties contained in our filings with the United States Securities and Exchange Commission, including risks and uncertainties described in detail under the caption "Risk Factors" in such filings. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and some of which are beyond our control, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. All statements made in this presentation speak only as of October 16, 2015. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise

Table of Contents

VTI-208 Overall Intent-to-Treat (ITT) Did Not Work

August 21, 2015 Announcement: VTI-208, a randomized, controlled open label phase 3 trial in subjects with alcohol-induced liver decompensation (AILD) did not achieve its primary (Kaplan Meier survival analysis through at least day 91) or secondary (proportion of survivors at day 28 and day 91) endpoints†.



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
100
200
300
400
500
600
700
800
900
Days
ELAD
Control
p=0.904*
HR=1.027
ELAD N=96
Control N=107
Total N=203

* For all Kaplan Meier survival curves, the associated p-values are based on a comparison of survival curves using a log rank test.

† Of note, these results include 4 subjects who received liver transplants, including 1 in the ELAD arm at day 210, and 3 in the control arm at days 85, 90 and 329. A post hoc censoring of these subjects from the analysis at the time of transplant reveals a hazard ratio 1.019; p = 0.927.

VITAL THERAPIES®

VTI-208 Subset of MELD < 28

A **pre-specified subset analysis** of subjects with baseline MELD Score less than 28 revealed a strong trend in overall survival favoring ELAD (p=0.077, non-significant or NS)†.



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
0
ELAD
Control
0
100
200
300
400
500
600
700
800
900
Days
p=0.077
HR=0.575
ELAD N=51
Control N=69
Total N=120

† Of note, these results include 3 subjects who received liver transplants, including 1 in the ELAD arm at day 210, and 2 in the control arm at days 85 and 329. A post hoc censoring of these subjects from the analysis at the time of transplant reveals a hazard ratio 0.575; p = 0.075.

VTI-208 Subset of Subjects Below Median Age

A **pre-specified subset analysis** of subjects with age less than the median (46.9 years) revealed a trend in overall survival favoring ELAD (p=0.167, NS)†.



100
90
80
70
60
50
40
30
20
10
0
Survival probability (%)
ELAD
Control
0
100
200
300
400
500
600
700
800
900
Days

p=0.167
HR=0.634
ELAD N=43
Control N=58
Total N=101

† Of note, these results include 2 subjects who received liver transplants, including 1 in the ELAD arm at day 210, and 1 in the control arm at day 329. A post hoc censoring of these subjects from the analysis at the time of transplant reveals a hazard ratio 0.638; p = 0.171.

VTI-208 Post-Hoc Analysis: Overall Survival, ITT population, Age <50, MELD <30, INR ≤2.5, Creatinine <1.3, Bilirubin ≥16

A post-hoc subset analysis of **60 subjects** with baseline age < 50, MELD < 30 and further restrictions on MELD components creatinine < 1.3 mg/dL, INR ≤ 2.5 and bilirubin ≥ 16 mg/dL through 7/30/15, conducted to optimize exclusion criteria for VTL-308, **would have revealed statistical significance** had this population been pre-specified (p<0.01)†. This subset was created in an attempt to **avoid subjects with significant kidney and blood clotting dysfunction**.



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
200
400
600
800
1000
Days
ELAD
Control
P<0.01
HR=0.283
ELAD N=29
Control N=31
Total N=60

† Of note, no subjects in this subset received liver transplants during the trial period.

The Path Forward: Anticipated Next Steps

GOAL: Complete a successful phase 3 confirmatory trial focused on the type of subjects who appear to have responded to ELAD in VTI-208

TIMELINE:

Q4:2015

Briefing Document for Proposed VTL-308 trial design sent to FDA

Confer with FDA

Presentation of VTI-208 results in late breaking session at American Association for the Study of Liver Disease Meeting on November 16

H1:2016

Initiate enrollment in VTL-308

The Path Forward: Proposed Confirmatory Trial

GOAL: Modify as little as possible from VTI-208 to create a confirmatory trial focusing on most promising population

- Focus on sites with VTI-208 experience in US and Europe (40 sites enrolled subjects)
- Narrowing of eligibility based on age, MELD and discrete MELD components creatinine, INR and bilirubin:

– **MELD < 28**	120 subjects with hazard ratio of 0.575; p = 0.077 (NS)
– **Age < median (46.9 yrs)**	101 subjects with hazard ratio of 0.634; p = 0.167 (NS)
– **Age <50, MELD <30, INR ≤ 2.5, creatinine < 1.3 mg/dL, and bilirubin ≥ 16 mg/dL**	**60 subjects** with **hazard ratio of 0.28**; **p < 0.01** **91-day survival: ELAD 93% versus Control 61%** **180-day survival: ELAD 89% versus Control 48%**

- Anticipate enrolling ~150 subjects
  - Assuming a hazard ratio of 0.30, a 150 subject trial would be powered at > 99%*
  - Assuming a hazard ratio of 0.40, a 150 subject trial would be powered at > 95%*
  - Assuming a hazard ratio of 0.50, a 150 subject trial would be powered at > 85%*
- Anticipate first enrollment in H1:2016

*The probability that the study will detect a treatment difference at a two-sided 5.0 percent significance level at the true hazard ratio. This is based on the assumption that the accrual period will be 720 days and the follow up period will be 90 days and the median survival (of the control group) is 175 days.

Hypothesis of ELAD Mechanism of Action*

The ELAD System contains over one hundred billion human liver-derived cells which are believed to perform key aspects of liver function in response to patient-specific stimuli. These functions include:

- **Modulation of inflammation, which is thought to be a major disease mechanism in AILD, by production of key acute-phase and anti-inflammatory proteins**
  - Interleukin-1 receptor antagonist (IL-1Ra)
  - Alpha-1-antitrypsin (AAT)
  - Gelsolin
- **Production of growth factors that promote liver regeneration**
  - Transforming growth factor alpha (TGF-α)
  - Vascular endothelial growth factor (VEGF)
  - Hepatocyte growth factor (HGF)
  - Amphiregulin (AR)
- **Support of hepatocellular metabolic function**
  - Dynamic cytochrome P450 mRNA expression consistent with metabolism of 90% of drugs as well as many toxins
- **Production of liver specific proteins crucial to maintaining homeostasis**
  - Albumin, Alpha-fetoprotein, and Transferrin
  - Clotting factors

* For further information, please see our presentation titled "Appendix – Biochemistry of ELAD" on our Investor Relations website.

Acute Liver Failure: A Significant Market

- **Estimated 80,000 patients** in the US and Europe with addressable forms of liver failure: predominantly alcohol-induced liver decompensation
- Expert consultant recommended price range from **$150 to $275K** for ELAD:
  - Substantial pricing precedence with orphan therapies
  - Plan to update pricing analysis based on VTI-208 data
- **Compelling opportunity**:
  - Penetration of 20-30% suggests multi-billion dollar market opportunity
  - Anticipate relatively high gross margins at commercial volume and a modest sales force targeting up to 200 centers in each of the US and EU
- Opportunity in ROW: **millions of patients** with liver disease, including Hepatitis B and liver cancer resection, a subset of whom may become eligible for ELAD

Investment Highlights

- **ELAD: Bio-artificial liver system** designed to improve overall survival in acute forms of liver failure, **incorporating hundreds of billions of human liver-derived cells**
  - **Orphan Biologic** in United States and Europe
  - Research shows performance of **key aspects of liver function, including production of proteins and enzymes crucial to life**
- First phase 3 trial (VTI-208) did not meet endpoint, but **large pre-specified ITT subsets define possible confirmatory** Phase 3 trial
  - **MELD < 28** — 120 subjects with hazard ratio of 0.575; p = 0.077 (NS)
  - **Age < median (46.9 yrs)** — 101 subjects with hazard ratio of 0.634; p = 0.167 (NS)
- Post-hoc combination results in **stronger hazard ratio**
  - **Age <50, MELD < 30, INR ≤ 2.5, creatinine < 1.3 mg/dL, and bilirubin ≥ 16 mg/dL** — **and 60 subjects** with **hazard ratio of 0.28; p < 0.01**
    91-day survival: ELAD 93% versus Control 61%
    180-day survival: ELAD 89% versus Control 48%
- Anticipate **new trial** with ~150 patients
  - Assuming a hazard ratio of 0.30, a 150 subject trial would be powered at > 99%*
  - Assuming a hazard ratio of 0.40, a 150 subject trial would be powered at > 95%*
  - Assuming a hazard ratio of 0.50, a 150 subject trial would be powered at > 85%*

*The probability that the study will detect a treatment difference at a two-sided 5.0 percent significance level at the true hazard ratio. This is based on the assumption that the accrual period will be 720 days and the follow up period will be 90 days and the median survival (of the control group) is 175 days.

Investment Highlights

- **Unique market position**
  - **No known bio-artificial liver competitors** in clinical trials in US or EU
  - Key US patent into April 2027; follow-on applications pending
  - Orphan designation provides market exclusivity of 7 years in the US and 10 years EU, if first to market
  - If approved, Biologics Price Competition and Innovation Act of 2012 provides 12 years data exclusivity
- **Potential multi-billion dollar market** in each of US and EU
  - Potential for relatively **high gross margins** at commercial volumes and anticipated **orphan pricing**
  - **Large follow-on opportunity** in ROW: liver disease endemic in Asia and Middle East
- VTL plans to capture benefit in US and EU without partnership
  - **Concentrated customer base**
  - VTL owns **all rights globally**
- **Strong board and experienced management team**
- **Current market capitalization: $156 million** (as of 10/15/15) **with $63 million in cash** (as of 8/31/15)
  - Enterprise value of ~$93 million

ELAD System: Bio-artificial liver system designed to improve overall survival in acute forms of liver failure

The ELAD System is limited by federal law to investigational use only, and is not approved for commercial distribution.

The ELAD® System

- Bio-artificial liver system designed to improve survival in acute forms of liver failure
- Combination product regulated as a biologic by FDA (CBER*); ATMP* by EMA
- Allogeneic cellular therapy: continuous treatment for 3 to 5 days
  - 440g of immortal human C3A liver-derived cells
  - Four cartridges of C3A cells represent approximately 30% of liver mass

* Center for Biologics Evaluation and Research; Advanced-Therapy Medicinal Product




4 ELAD® Cartridges
With Our Immortal
C3A Human Liver Cells
ELAD
ELAD
ELAD
ELAD
Metabolic Support
Glucose & Oxygen
Cartridge Pump
Ultrafiltrate Pump
Ultrafiltrate Generator
Blood Pump
Heparin Infusion
Cell Filter

VITAL THERAPIES

Key Differentiator: Human Liver-Derived C3A Cells



- **Allogeneic cellular therapy based on VTL C3A cells**
  - **Human** No animal safety issues with the cells
  - **Scalable** Can be grown in large quantities
  - **Allogeneic** Simpler than autologous therapies
  - **Stable** Can be maintained for 50 days; shipped up to 60 hours
- **Proprietary**
  - Derived from human hepatoblastoma; VTL owns cell banks
  - Optimized for ELAD therapy
  - Use of C3A cells to treat acute liver failure covered under U.S. / EU orphan designation
- **Proven biochemistries**
  - Modulation of inflammation: production of key acute phase proteins such as IL-1 RA, Alpha-1-antitrypsin
  - Support of hepatocellular metabolic function: robust cytochrome P450 mRNA expression
  - Production of growth factors: TGF-alpha, VEGF, HGF
  - Production of liver specific proteins: i.e. gelsolin, clotting factors

New Phase 3 Program to be Guided by Large Clinical Data Subset

VTI-208 Results Inform Future Phase 3 Design

- **VTI-208: phase 3 randomized, controlled, open-label trial in subjects with alcohol-induced liver decompensation (AILD) enrolled 203 subjects**
  - Primary endpoint: Kaplan Meier overall survival through at least 91 days
  - Secondary endpoint: proportion of survivors at study days 28 and 91

- **Topline efficacy and safety data from VTI-208 clinical trial:**
  - August 21, 2015: trial failed to reach primary or secondary endpoints.
  - Pre-specified exploratory analysis of the ITT population:
    - MELD score < 28: 91-day survival 80.5% ELAD vs. 65.2% control; p = 0.068* (NS); N=120
    - Age < median (46.9 yrs) : 91-day survival 81.4% ELAD vs. 67.2% control; p = 0.112 (NS); N=101
  - **Post-hoc combination** Age <50, MELD <30, Creatinine <1.3 mg/dL, INR ≤ 2.5, bilirubin ≥ 16 mg/dL:
    - **91-day survival of 93% ELAD vs. 61% control; P < 0.01; N = 60**
    - **180-day survival: ELAD 89% versus Control 48%**
  - Subset findings consistent with limitations of other forms of extra-corporeal support

Baseline characteristics and serious adverse events were similar between the treated and control groups in these predefined populations

* For all 91-day survival analyses, the associated p-value is based on a Pearson's Chi-squared comparison of the survival probability at the defined timepoint..

VITAL THERAPIES

VTI-208 Safety Profile

- Treatment emergent **serious adverse events (TESAEs) were similar** between the treated and control groups

Safety Population	ELAD N = 95 n (%)	Control N = 108 n (%)	Total N = 203 n (%)
Number (%) of Subjects Reporting Any TESAE	73 (76.8)	75 (69.4)	148 (72.9)
Number of TESAEs	156	168	324

Preferred Term	ELAD (N=95) n (%)	Control (N=108) n (%)	Total (N=203) n (%)
Subjects Reporting at Least 1 TESAE	73 (76.8)	75 (69.4)	148 (72.9)
Hepatic failure	13 (13.7)	10 (9.3)	23 (11.3)
Ascites	6 (6.3)	13 (12.0)	19 (9.4)
Renal failure acute	6 (6.3)	12 (11.1)	18 (8.9)
Multi-organ failure	7 (7.4)	10 (9.3)	17 (8.4)
Anaemia	8 (8.4)	6 (5.6)	14 (6.9)
Hepatic encephalopathy	8 (8.4)	6 (5.6)	14 (6.9)
Gastrointestinal haemorrhage	7 (7.4)	6 (5.6)	13 (6.4)
Hepatorenal syndrome	3 (3.2)	9 (8.3)	12 (5.9)
Pneumonia	2 (2.1)	6 (5.6)	8 (3.9)
Respiratory failure	5 (5.3)	2 (1.9)	7 (3.4)

VTI-208 Revealed Two Very Different Responses to ELAD

Pre-specified Exploratory Analysis Based on MELD



Overall Survival, ITT Population
Survival probability (%)
Days
p=0.904
HR=1.027
ELAD N=96
Control N=107
Total N=203
Overall Survival, MELD <28
Survival probability (%)
Days
p=0.077
HR=0.575
ELAD N=51
Control N=69
Total N=120
Overall Survival, MELD ≥ 28
Survival probability (%)
Days
p=0.146
HR=1.503
ELAD N=45
Control N=38
Total N=83
ELAD
Control

ELAD Outcomes varied significantly by MELD Score

ELAD Response Determined by MELD Category:

	MELD Score <28		MELD Score ≥28	
Survival Estimates	ELAD Treatment (N=51)	Control (N=69)	ELAD Treatment (N=45)	Control (N=38)
Number (%) Subjects who Died	**15 (29.4)**	**30 (43.5)**	**31 (68.9)**	**21 (55.3)**
Still Alive	35 (68.6)	37 (53.6)	14 (31.1)	16 (42.1)
Lost to Follow-Up	1 (2.0)	2 (2.9)	0	1 (2.6)
Min, Max (days)	10, 860	6, 843	6, 733	7, 757
Hazard Ratio	**0.575**		**1.503**	
p-value	**0.077**		**0.146**	

Outcomes not explainable by baseline characteristics:

	MELD Score <28		MELD Score ≥28	
	ELAD Treatment (N=51)	Control (N=69)	ELAD Treatment (N=45)	Control (N=38)
Age	45.6	45.8	47.5	43.0
MELD	24.5	24.7	31.1	31.3
Creatinine	0.74	0.75	1.49	1.27
Bilirubin	23.0	22.10	29.84	27.66
INR	1.78	1.83	2.26	2.44
Sodium	132.94	134.16	134.1	135.0

MELD is Clinically Validated

- The Model for End-stage Liver Disease (MELD) score is the most widely used and validated predictor of 90-day mortality in liver failure.
  - MELD = 3.78×ln[**serum bilirubin** (mg/dL)] + 11.2×ln[**INR**] + 9.57×ln[**serum creatinine** (mg/dL)].
    - **Liver function**
    - **Clotting function**
    - **Kidney function**
  - MELD was pre-specified subgroup parameter in VTI-208

- It has been validated for use in alcoholic hepatitis:
  - The higher the MELD Score, the worse the prognosis.



90-day Survival
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
18 20 22 24 26 28 30 32 34
MELD Score

Source: Mayo Clinic MELD Score and 90-Day Mortality Rate for Alcoholic Hepatitis

- VTI-208 data suggests MELD is critical because:
  - Subjects with poor **kidney function** (high creatinine) don't tolerate ELAD
  - Subjects with poor **clotting function** (high INR) don't tolerate ELAD

Creatinine Analysis Helps Explain MELD Finding

- Subjects with poor kidney function (high creatinine levels) appear not to tolerate ELAD:

	Creatinine < 1.5 mg/dL		Creatinine ≥ 1.5 mg/dL	
Survival Estimates	ELAD (N=78)	Control (N=92)	ELAD (N=18)	Control (N=15)
Number (%) of Subjects Died	33 (42.9)	44 (47.8)	**13 (72.2)**	**7 (46.7)**
Still Alive	44 (55.8)	45 (48.9)	5 (27.8)	8 (53.3)
Lost to Follow-Up	1 (1.3)	3 (3.3)	0	0
Min, Max (days)	6, 860	6, 843	6, 733	22, 585
Hazard Ratio	0.836		**2.244**	
p-value	0.436		**0.078**	

- Patients with poor kidney function experience:
  - Fluid build-up
  - Toxin build-up
  - Multi-organ failure
- This is consistent with other types of extra-corporeal support (i.e., ECMO)
  - "Acute kidney injury is a frequent complication in critically ill neonates receiving extracorporeal membrane oxygenation: a 14-year cohort study"; *Critical Care 2013, 17:R151*; Alexandra JM Zwiers, Saskia N de Wildt, Wim CJ Hop, Eiske M Dorresteijn, Saskia J Gischler, Dick Tibboel and Karlien Cransberg
  - "Is it possible to predict outcome in pulmonary ECMO? Analysis of pre-operative risk factors"; *Perfusion 2008; 23: 95–99*; K Wagner, I Risnes, M Abdelnoor, HM Karlsen and JL Svennevig

INR Analysis Helps Explain MELD Finding

- Subjects with high INR levels appear not to tolerate ELAD:

	INR ≤ 2.5		INR > 2.5	
Survival Estimates	ELAD (N=80)	Control (N=87)	ELAD (N=16)	Control (N=20)
Number (%) of Subjects Died	34 (42.5)	43 (49.4)	**12 (75.0)**	**8 (40.0)**
Still Alive	45 (56.3)	42 (48.3)	4 (25.0)	11 (55.0)
Lost to Follow-Up	1 (1.3)	2 (2.3)		1 (5.0)
Min, Max (days)	6, 860	6, 843	6,665	7,837
Hazard Ratio	0.810		**2.666**	
p-value	0.3572		**0.0255**	

- INR measures blood clotting (higher INR = greater dysfunction and greater risk for bleeding)
  - Liver failure patients lack blood clotting agents produced by the liver
  - Patients on ELAD may receive anticoagulants
- INR limitation is consistent with other types of extra-corporeal support:
  - "Extracorporeal membrane oxygenation is postcardiotomy patients: factors influencing outcome", *Journal of Thoracic Cardiovascular Surgery*, August, 2010; Kumar TK, Zurakowski D, Dalton H, Talwar S, Allard-Picou A, Duebener LF, Sinha P, Moulick A
  - "Red blood cell transfusion volume and mortality among patients receiving extracorporeal membrane oxygenation"; *Perfusion*, January, 2013; Smith A, Hardison D, Bridges B, Pietsch J

VTI-208 Revealed Two Very Different Responses to ELAD

Pre-specified Exploratory Analysis Based on Age


Overall Survival, ITT Population
Survival probability (%)
Days
p=0.904
HR=1.027
ELAD N=96
Control N=107
Total N=203

ELAD

Control


Overall Survival Age < Median
Survival probability (%)
Days

p=0.167
HR=0.634
ELAD N=43
Control N=58
Total N=101


Overall Survival Age ≥ Median
Survival probability (%)
Days

p=0.261
HR=1.347
ELAD N=53
Control N=49
Total N=102

ELAD Outcomes Varied by Age

ELAD Response by Age Category:

Survival Estimates	Age < median		Age ≥ median	
	ELAD Treatment (N=43)	Control (N=58)	ELAD Treatment (N=53)	Control (N=49)
Number (%) of Subjects Died	**14 (32.6)**	**26 (44.8)**	**32 (60.4)**	**25 (51.0)**
Still Alive	29 (67.4)	32 (55.2)	21 (39.6)	24 (49.0)
Lost to Follow-Up	0	1 (1.7)	1 (1.9)	2 (4.1)
Min, Max (days)	6, 628	6, 837	6, 860	7, 843
Hazard Ratio	**0.634**		**1.347**	
p-value	**0.167**		**0.261**	

Outcomes not explainable by baseline characteristics:

	Age < median		Age ≥ median	
	ELAD Treatment	Control	ELAD Treatment	Control
Age	38.2	36.6	53.2	54.4
MELD	27.0	27.8	28.0	26.2
Creatinine	0.92	0.94	1.23	0.93
Bilirubin	24.78	23.83	27.37	24.37
INR	2.01	2.17	2.00	1.90

Younger Patients Fared Better on ELAD Treatment

- A key observation from VTI-208 is that younger patients experience better outcomes on ELAD treatment
  - Younger patients are believed to have more regenerable livers[1]
  - Older patients may be more likely to have undetected cirrhosis[2]
  - Older patients may have less physiologic reserve and are less likely to tolerate ELAD which is consistent with other types of extra-corporeal support[3,4]

1. "Human early liver regeneration after hepatectomy in patients with hepatocellular carcinoma: special reference to age"; *Scandinavian Journal of Surgery*, 102: 101–105, 2013; K. Shirabe, T. Motomura, K. Takeishi, K. Morita, H. Kayashima, A. Taketomi, T. Ikegami, Y. Soejima, T. Yoshizumi, Y. Maehara
2. "High Rate of Cardiac Abnormalities in a Postmortem Analysis of Patients Suffering From Liver Cirrhosis"; *Journal of Clinical Gastroenterology*, April 6, 2015; Wehmeyer, Malte H. MD; Heuer, Anika J. MD; Benten, Daniel MD; Püschel, Klaus MD; Sydow, Karsten MD; Lohse, Ansgar W. MD; Lüth, Stefan MD
3. "Influence of age on survival in adult patients on extracorporeal membrane oxygenation before lung transplantation"; *The Journal of Heart and Lung Transplantation*, 2015 June; D Hayes Jr,, BA Whitson, SM Black, TJ Preston, TJ Papadimos, and JD Tobias
4. "Discharge outcome in adults treated with extracorporeal membrane oxygenation"; *American Journal of Critical Care*, 2014 Sep;23(5):365-77, J Guttendorf, AJ Boujoukos, D Ren, MQ Rosenzweig, M Hravnak

- Higher bilirubin levels enrich for greater mortality
  - Bilirubin is a component of MELD, a key predictor of survival in liver failure

VTI-208 Post-Hoc Analysis: Overall Survival, ITT population, Age <50, MELD <30, INR ≤2.5, Creatinine <1.3, Bilirubin ≥16

A post-hoc subset analysis of **60 subjects** with baseline age < 50, MELD < 30 and further restrictions on MELD components creatinine < 1.3 mg/dL, INR ≤ 2.5 and bilirubin ≥ 16 mg/dL through 7/30/15, conducted to optimize exclusion criteria for VTL-308, **would have revealed statistical significance** had this population been pre-specified ($p<0.01$) †. This subset was created in an attempt to **avoid subjects with significant kidney and blood clotting dysfunction**.



Survival probability (%)
100
90
80
70
60
50
40
30
20
10
0
0
200
400
600
800
1000
Days
ELAD
Control

P<0.01
HR=0.283
ELAD N=29
Control N=31
Total N=60

Survival Estimates	ELAD Treatment (N=29)	Control (N=31)
Number (%) of Subjects Died	**6 (20.7)**	**16 (51.6)**
Still Alive (%)	23 (79.3)	13 (41.9)
Lost to Follow-Up (%)	0	2 (6.5)

† Of note, no subjects in this subset received liver transplants during the trial period.

VITAL THERAPIES®

VTI-208 Insights

- Although VTI-208 trial failed to achieve its primary endpoint, we believe it…
  - Provides key insights into most promising population for ELAD:
    - ELAD outcome appears better in those with baseline MELD Scores less than 28
      - Subjects with creatinine < 1.3 mg/dL had better survival (i.e. renal failure issue)
      - Subjects with INR ≤ 2.5 had better survival
    - ELAD outcomes appear better in subjects age less than 50 years
  - Provides further evidence of potential durability of ELAD's effect
    - Curve separation retained out past 800 days (predefined ITT MELD < 28 subset)
  - Provides further evidence of ELAD's acceptable safety profile

Potential Multi-Billion Dollar Addressable Market

Acute Liver Failure: A Significant Market

- **Sizeable market for orphan indication(s)*:**

	AILD	Fulminant Hepatic Failure	Surgery-induced Acute Liver Failure	TOTAL
United States	30,000 validated	2,000 validated	*10,000+ estimated*	40,000+
Europe†	*30,000+ estimated*	*2,000+ estimated*	*10,000+ estimated*	40,000+

- **MELD and age may restrict AILD market opportunity:**
  - MELD: impact could be minimized by earlier treatment.
  - Age: may be limiting, but impact still being explored.

* *Orphan designation received in the US and Europe.*
† *Estimated based on US data and relative population sizes.*

Market Size Impact

- Does lower MELD lead to a smaller market?
  - In AILD, MELD progresses from normal to mid-20's and above over the course of weeks / months
    - Patients with MELD > 28 typically had a MELD < 28 several weeks beforehand
  - MELD restriction requires capturing patients earlier
    - More proactive approach required
    - Earlier intervention may enable greater penetration of the market

- Does lower age lead to a smaller market?
  - Age: may be limiting, but impact still being explored
    - 60% of subjects enrolled in VTI-208 were under the age of 50
    - 90% were under the age of 60
      - VTI-208 data suggests ELAD's efficacy in age under 60 at MELD scores below 26
  - Age may ultimately be considered a risk factor

ROW Also Presents Large Opportunity

- ELAD market in ROW anticipated to focus on future indications:
  - Acute flares of viral hepatitis (see VTIC-301 for clinical data)
  - Supporting resections of liver cancer (anecdotal evidence from compassionate use; formal trial would likely be required)
- Large patient populations highlight the significant need
  - ELAD may be an effective therapy in subgroups of these populations:

	Hepatitis B	Liver Cancer
China	130M (estimated to result in 2M acute hepatocellular dysfunction/liver failure cases per year)	395,000
India	40M+	27,000
Russia	2-7% of pop. (3-10M)	7,000
Brazil	2% of pop. (4M)	10,000
Middle East	2-5% of pop. (8-19M)	25,000
Japan	2% of pop. (2.5M)	36,000
Worldwide	2B have been infected in lifetime. 10 - 50 million new cases per year 350-400 million chronic carriers; 75% in Asia	750,000 new cases/yr 6th most common cancer 3rd leading cause of cancer death

Pricing Flexibility

- **MME has provided reimbursement support**
  - Completed >125 US and EU launch price strategies in the last 3 years
  - Vast orphan drug experience, assisting clients with > 20 ultra-orphan compounds in > 30 disease states across > 40 countries
- **MME recommended price range from $150 to $275K for ELAD**
  - Substantial precedent exists among existing orphan therapies*

Product	Company	Approval		Indication	US Disease Prev	US Annual WAC	EU Annual ex-Factory Price Range
		FDA	EMA				
Soliris	Alexion	2007	2007	PNH	4,000	$444K[3]	$345K to 482K[3]
Cinryze	ViroPharma	2008	2011	HAE	6K to 10K	$392K[3]	$171K to 334K[3]
Carbaglu	Orphan Europe	2010	2003	NAGS deficiency	300	$635K[1]	$373K to 497K[1]
Kalydeco	Vertex	2012	2012	CF	30,000	$297K[3]	$238K to $349K
Juxtapid	Aegerion	2012	N/A	HoFH	300	$235-$295K[3]	N/A
Gattex	NPS	2012	N/A	Short Bowel Syndrome	10K – 20K	$284K[3]	N/A

1. 25kg patient
2. 70kg patient
3. Fixed dose

* Based on MME report prepared prior to the IPO and has not been updated since the announcement of VTI-208 results and proposed VTL-308 trial

Liver Transplant Cost / Benefit

- **Cost of approximately $577,100 in 2011 for 7 months surrounding transplant (and can total over $1 million over the life of a patient*):**
  - In addition $40K per year for immunosuppression alone; high risk of cancer, infection, kidney failure

30 days pre-transplant	Organ Procurement	Transplant hospital admission	Physician costs during admission	180-days post-transplant hospitalization	Immuno-suppressants	TOTAL
$25,400	$71,000	$316,900	$46,600	$93,900	$23,300	$577,100

Source: United Network of Organ Sharing. Of note this reflects costs billed not amounts paid.

- **Statistics for United States:**
  - Fewer than 6,729 liver transplants performed in 2014
  - Approximately 15,000 patients on liver transplant waiting list

- **Benefit of Liver Transplant by Diagnosis (European Liver Transplant Registry, 2012):**

Diagnosis	1 year survival	3 year survival	5 year survival	10 year survival
Cirrhosis	87%	78%	72%	59%
Acute Liver Failure	77%	71%	61%	51%
Cancer	88%	78%	56%	32%

* Assuming patient survives at least 10 years

ELAD Presents Potential Multi-Billion Dollar Opportunity

- Estimated annual addressable market in US & EU 80,000 patients

- Preliminary pricing guidance of $150,000-$275,000*

- Total market size (using low end of preliminary price guidance) estimated to be roughly $12 billion
  - Reduction in market size due to potential age limitation could leave an estimated $7-10 billion market, depending on age restriction
  - Penetration of 20-30% suggests multi-billion dollar market opportunity

- Anticipate relatively high gross margins at commercial volume and a modest sales force targeting up to 200 centers in each of the US and EU

- International markets could add substantial additional value including: Japan, China, India, Russia, Brazil, Middle East, Mexico, Canada, Australia, etc.

* Based on MME report prepared prior to the IPO and has not been updated since the announcement of VTI-208 results and proposed VTL-308 trial

Unique Market Position

Intellectual Property and Exclusivity

Patent Protection

- Key U.S. Patent Issued in 2012, term to April 2027
  - Covers use of the C3A cell-line in ELAD System to treat liver failure
- December 2013 patent covers bedside unit; term to May 2025
- Other patents granted and pending in US and around the world

Orphan Designation

- Granted by FDA and EMA for treatment of acute liver failure
- Provides 7 years of <u>market exclusivity</u> upon FDA approval; 10 years in EU

Biologics Price Competition and Innovation Act

- 12 years of data exclusivity upon FDA approval
- Keeps bio-similars off the market during exclusivity period

Trade Secrets

- Maintaining and growing C3A cells is very difficult
- Know-how is held as trade secrets



United States Patent
Brotherton et al.

Patent No.: US 8,105,491 B2
Date of Patent: Jan. 31, 2012

Financial Summary

Cash Position and Cap Table

Cash Position	**Cash of $63 million as of August 31, 2015**
Capitalization Table	**As of October 15, 2015:**
Common shares outstanding	24.2M
Options outstanding	3.8M
Total	**28.0M**
Other	
Options available for grant	0.3M
Warrants (average exercise price of $95.21, expiring between February 2016 and September 2019)	0.3M

Team

Executive Team with Operational Experience

Terry Winters, PhD **CEO**	CEO since 2003 restart Was director of 3 IPO companies	ORTHOLOGIC, Clinuvel, Collagenex, Ascent
Rob Ashley, MA EVP / CTO	Amersham, Bristol Myers-Squibb At CollaGenex, steered Periostat to market	Collagenex, Amersham, Bristol-Myers Squibb
Duane Nash, MD, JD, MBA EVP / CBO	#1 biotech analyst by returns per STARMINE Transplant experience at UCSF	Wedbush, UCSF, Davis Polk
Michael Swanson, MBA CFO	Former CFO at ATS, Prometheus and Amira Pharmaceuticals	amira pharmaceuticals, Prometheus Therapeutics & Diagnostics
Jan Stange, MD CMO	Primary inventor of MARS (liver dialysis); ran successful Phase 3 program	MARS, Gambro
Andrea Loewen VP, Regulatory	Head of Regulatory ABH/Shire; allogeneic skin cellular therapy	Shire, Ceregene, Baxter, Advanced BioHealing, biogen idec
Andrew Henry VP, Clinical Operations	MedImmune/A-Z clinical operations Senior director, clinical trial management	MedImmune, Novartis, Schering-Plough
Rich Murawski VP, Manufacturing	Dendreon, Favrille Involved in designing, building and running 18 manufacturing plants	Dendreon, Baxter, Cytogen
John Dunn General Counsel	Former EVP-New Ventures with Biogen Idec and General Counsel at Idec	Biogen, IDEC Pharmaceuticals Corporation

Strong Board of Directors

Muneer A. Satter Co-Chairman/Lead Director	• Chairman - Satter Investment Mgmt.; Chairman – Akebia Therapeutics • Former partner for 16 years at Goldman Sachs Merchant Bank
Terry Winters, PhD Co-Chairman	• CEO of Vital Therapies
Jean-Jacques Bienaimé	• CEO of BioMarin Pharmaceutical
Philip Croxford, BPh	• President & CEO at Gamma Medica, Inc.
Cheryl Cohen	• Former Chief Commercial Officer of Medivation, Inc.
Doug Godshall	• CEO of HeartWare
Errol Halperin, JD, LLM	• Strategic Advisor at DLA Piper
Michael Millis, MD	• Chief of Transplant, University of Chicago
Lowell Sears	• Former CFO of Amgen
Randolph Steer, MD, PhD	• Clinical development expert, Member of Mayo Clinic Board

World-Class Clinical Advisory Boards

UNITED STATES

Michael Millis, MD, Chief of Transplant, University of Chicago – CHAIRMAN
Robert Brown, MD, MPH, Director of Center for Liver Disease and Transplantation, Columbia University
Steve Conrad, MD, PhD, Director of Critical Care, Louisiana State University
Todd Frederick, MD, Transplant Hepatologist, California Pacific Medical Center (San Francisco)
John Fung, MD, PhD, Chairman of the Digestive Disease Institute, Cleveland Clinic
David Kaufman, MD, Professor, University of Rochester
Jack Lake, MD, Director of the Liver Transplant Program, University of Minnesota
Lew Teperman, MD, Chief of Transplant Surgery, New York University
Russ Wiesner, MD, Professor of Medicine, Mayo Clinic
Win Williams, MD, Nephrologist, Massachusetts General Hospital (Harvard)

EUROPE

Rafael Bañares, MD Hospital Gregorio Marañón (Madrid) - CHAIRMAN
Agustin Albillos, MD, Hospital Ramón y Cajal (Madrid)
Juan Caballeria, MD, Hospital Clinic (Barcelona)
Valentín Cuervas-Mons, MD, Hospital Puerta de Hierro (Madrid)
Faouzi Saliba, MD, Hospital Paul Brousse (Paris)
Ramon Bataller, MD, University of North Carolina

Key Challenges

1. ***ELAD is not yet proven to work***: Our VTI-208 trial failed to achieve its primary and secondary endpoints, and ELAD has not yet been proven to be effective and safe based on prospectively defined criteria in a US or European trial. This evidence will be necessary for future commercialization, and there is no certainty that a future trial will succeed.

2. **Clinical trials are challenging**: our ultimate commercial success depends, in part, upon timely success in future clinical trials, which necessarily involve scientific risk, a sufficient pace of enrollment, the cooperation of third-parties, such as physician investigators, and very sick patients with multiple comorbidities, in a disease state and employing a therapy (ELAD) about which our understanding remains incomplete.

3. **The regulatory approval process is difficult and time-consuming**: even if we believe future trials to be successful, there is no certainty that regulatory authorities will agree and / or grant ELAD regulatory approval, which is required for successful commercialization.

4. **We seek to tap a new market**: the market of acute forms of liver failure has not yet been significantly commercialized, particularly with high-priced products, and we may face barriers to entry and success.

5. **We have limited cash**: as of August 31, 2015, we had approximately $63 million in cash, which we do not believe to be sufficient to fund a future 150 subject clinical trial. The company currently estimates it will likely need an additional $30 to $40 million to complete a trial of that size.

Any investment in our stock is inherently risky. For a discussion of the risks, please see the Risk Factors discussion in our quarterly and annual reports filed on Forms 10Q and 10K.

Investment Highlights

- **ELAD: Bio-artificial liver system** designed to improve overall survival in acute forms of liver failure, **incorporating hundreds of billions of human liver-derived cells**
  - **Orphan Biologic** in United States and Europe
  - Research shows performance of **key aspects of liver function, including production of proteins and enzymes crucial to life**

- First phase 3 trial (VTI-208) did not meet endpoint, but **large pre-specified ITT subsets define possible confirmatory** Phase 3 trial
  - **MELD < 28** — 120 subjects with hazard ratio of 0.575; p = 0.077 (NS)
  - **Age < median (46.9 yrs)** — 101 subjects with hazard ratio of 0.634; p = 0.167 (NS)

- Post-hoc combination results in **stronger hazard ratio**
  - **Age <50, MELD < 30, INR ≤ 2.5, creatinine < 1.3 mg/dL, and bilirubin ≥ 16 mg/dL** — **60 subjects** with **hazard ratio of 0.28; p < 0.01**
    91-day survival: ELAD 93% versus Control 61%
    180-day survival: ELAD 89% versus Control 48%

- Anticipate **new trial** with ~150 patients
  - Assuming a hazard ratio of 0.30, a 150 subject trial would be powered at > 99%*
  - Assuming a hazard ratio of 0.40, a 150 subject trial would be powered at > 95%*
  - Assuming a hazard ratio of 0.50, a 150 subject trial would be powered at > 85%*

*The probability that the study will detect a treatment difference at a two-sided 5.0 percent significance level at the true hazard ratio. This is based on the assumption that the accrual period will be 720 days and the follow up period will be 90 days and the median survival (of the control group) is 175 days.

Investment Highlights

- **Unique market position**
  - **No known bio-artificial liver competitors** in clinical trials in US or EU
  - Key US patent into April 2027; follow-on applications pending
  - Orphan designation provides market exclusivity of 7 years in the US and 10 years EU, if first to market
  - If approved, Biologics Price Competition and Innovation Act of 2012 provides 12 years data exclusivity
- **Potential multi-billion dollar market** in each of US and EU
  - Potential for relatively **high gross margins** at commercial volumes and anticipated **orphan pricing**
  - **Large follow-on opportunity** in ROW: liver disease endemic in Asia and Middle East
- VTL plans to capture benefit in US and EU without partnership
  - **Concentrated customer base**
  - VTL owns **all rights globally**
- **Strong board and experienced management team**
- **Current market capitalization: $156 million** (as of 10/15/15) **with $63 million in cash** (as of 8/31/15)
  - Enterprise value of ~$93 million

APPENDIX

Additional VTI-208 Post Hoc Subset Analyses

Overall Survival, ITT population, including VTI-208E through 7/30/15
Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Survival Estimates	ELAD Treatment (N=29)		Control (N=31)
Number (%) of Subjects who Died	6 (20.7)		16 (51.6)
Number (%) of Subjects Censored	23 (79.3)		15 (48.4)
Censored reason: Still Alive	23 (79.3)		13 (41.9)
Censored reason: Lost to Follow-Up	0		2 (6.5)
Min, Max (days)	21, 804		6, 830
Min, Max for Non-Censored Subjects (days)	21, 538		17, 175
Percentiles [95% CI] (days) [1]			
25th	538 [175, -]		58 [26, 87]
Median	NA		136 [63, -]
75th	NA		NA
Hazard Ratio [95% CI]		0.283 [0.109, 0.732]	
p-value [2]		0.007	

[1] Kaplan-Meier product limit estimates.
[2] p-value obtained from log-rank test, stratified by randomization strata.

Overall Survival, ITT population, including VTI-208E through 7/30/15 Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Summary of Kaplan-Meier Analysis of Overall Survival for Subjects with Age<50, MELD<30, Bili>=16, INR<=2.5 and Creatinine<1.3
ITT Population



Survival Distribution
Time (Days)
ELAD Treatment (N=29)
Control (N=31)
ELAD Treatment Subjects Censored: 23
Control Subjects Censored: 15
p-value [1]
0
10
20
30
40
50
60
70
80
90
100
100
200
300
400
500
600
700
800
900

Note: Overall Survival includes data up to at least Study Day 91, with follow-up Protocol VTI-208E providing additional survival data up to a maximum of 5 years.
Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata.

VITAL THERAPIES

Overall Survival, ITT population, up to Study Day 91
Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Survival Estimates	ELAD Treatment (N=29)		Control (N=31)
Number (%) of Subjects who Died	2 (6.9)		12 (38.7)
Number (%) of Subjects Censored	27 (93.1)		19 (61.3)
Censored reason: Still Alive	27 (93.1)		17 (54.8)
Censored reason: Lost to Follow-Up	0		2 (6.5)
Min, Max (days)	21, 91		6, 91
Min, Max for Non-Censored Subjects (days)	21, 82		17, 87
Percentiles [95% CI] (days) [1]			
25th	NA		58 [26, 87]
Median	NA		NA
75th	NA		NA
Hazard Ratio [95% CI]		0.143 [0.032, 0.643]	
p-value [2]		0.004	

[1] Kaplan-Meier product limit estimates.
[2] p-value obtained from log-rank test, stratified by randomization strata.

Overall Survival, ITT population, up to Study Day 91
Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Summary of Kaplan-Meier Analysis of Overall Survival up to Study Day 91 for Subjects with Age<50, MELD<30, Bili>=16, INR<=2.5 and Creatinine<1.3
ITT Population



ELAD Treatment (N=29)
Control (N=31)
ELAD Treatment Subjects Censored: 27
Control Subjects Censored: 19
p-value [1] 0.004
Survival Distribution
Time (Days)
0
10
20
30
40
50
60
70
80
90
100

Overall Survival up to Study Day 91 excludes data from follow-up Protocol VTI-208E that is after Study Day 91.
Subjects with last contact day <91 are considered lost to follow-up.
[1] p-value obtained from log-rank test, stratified by randomization strata.

Proportion of Survivors at Study Days 28 and 91

Age < 50, MELD<30, Bili>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)		Control (N=31)	Total (N=60)
Study Day 28				
Number (%) of Subjects who Died	1 (3.4)		4 (12.9)	5 (8.3)
Number (%) of Subjects Still Alive	28 (96.6)		27 (87.1)	55 (91.7)
p-value [1]		0.185		
p-value [2]		0.240		
Study Day 91				
Number (%) of Subjects who Died	2 (6.9)		12 (38.7)	14 (23.3)
Number (%) of Subjects Still Alive	27 (93.1)		19 (61.3)	46 (76.7)
p-value [1]		0.004		
p-value [2]		0.006		

[1] p-value obtained from Pearson chi-square test.
[2] p-value obtained from Cochran-Mantel-Haenszel (CMH) test, stratified by randomization stratum.

Demographics (1): Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)	Control (N=31)	Total (N=60)
Randomization Stratum, n (%)			
Subject has AILD that is classified as severe Acute Alcoholic Hepatitis	28 (96.6)	28 (90.3)	56 (93.3)
Subject has AILD that is not classified as severe Acute Alcoholic Hepatitis	1 (3.4)	3 (9.7)	4 (6.7)
Age (years)			
n	29	31	60
Mean (SD)	39.6 (5.07)	40.5 (6.38)	40.1 (5.76)
Median	40.0	42.0	40.0
Min, Max	28, 49	30, 49	28, 49
Age Category, n (%)			
18-35 years	5 (17.2)	9 (29.0)	14 (23.3)
36-50 years	24 (82.8)	22 (71.0)	46 (76.7)
≥51 years	0	0	0
Sex, n (%)			
Male	13 (44.8)	16 (51.6)	29 (48.3)
Female	16 (55.2)	15 (48.4)	31 (51.7)
Ethnicity, n (%)			
Hispanic or Latino	5 (17.2)	4 (12.9)	9 (15.0)
Not Hispanic or Latino	24 (82.8)	27 (87.1)	51 (85.0)
Race, n (%)			
White	26 (89.7)	26 (83.9)	52 (86.7)
Black or African American	2 (6.9)	3 (9.7)	5 (8.3)
Asian	0	1 (3.2)	1 (1.7)
Native Hawaiian or Other Pacific Islander	0	0	0
American Indian or Alaska Native	0	0	0
Other	1 (3.4)	1 (3.2)	2 (3.3)

Demographics (2): Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)	Control (N=31)	Total (N=60)
Height (cm) [1]			
n	25	30	55
Mean (SD)	168.5 (10.34)	172.3 (10.98)	170.5 (10.76)
Median	167.0	173.0	170.0
Min, Max	152, 200	150, 193	150, 200
Weight (kg) [1]			
n	25	30	55
Mean (SD)	74.31 (24.448)	81.36 (15.245)	78.16 (20.075)
Median	68.00	79.45	73.80
Min, Max	48.0, 160.0	55.0, 112.3	48.0, 160.0

Note: Percentages are based on the number of subjects randomized within each treatment group.
[1] From Screening visit.

Liver disease characteristics (1): Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)	Control (N=31)	Total (N=60)	p-value
Medical treatments at Baseline, n (%):				
Steroids	16 (55.2)	19 (61.3)	35 (58.3)	0.631
Pentoxifylline	9 (31.0)	11 (35.5)	20 (33.3)	0.715
N-acetyl-cysteine	2 (6.9)	2 (6.5)	4 (6.7)	0.945
Baseline Model for Endstage Liver Disease (MELD) score				
n	29	31	60	
Mean (SD)	25.3 (2.18)	25.8 (2.08)	25.6 (2.12)	0.373
Median	25.0	26.0	26.0	
Min, Max	20, 29	21, 29	20, 29	
Category, n (%):				0.919
MELD Score <28	25 (86.2)	27 (87.1)	52 (86.7)	
MELD Score ≥28	4 (13.8)	4 (12.9)	8 (13.3)	
Serum Creatinine (mg/dL) at Baseline				
n	29	31	60	
Mean (SD)	0.66 (0.227)	0.75 (0.266)	0.71 (0.250)	0.184
Median	0.70	0.80	0.70	
Min, Max	0.3, 1.1	0.1, 1.3	0.1, 1.3	
Total Bilirubin (mg/dL) at Baseline				
n	29	31	60	
Mean (SD)	26.55 (7.229)	26.67 (5.546)	26.62 (6.359)	0.944
Median	25.20	28.00	26.10	
Min, Max	16.6, 52.6	17.2, 35.5	16.6, 52.6	
INR at Baseline				
n	29	31	60	
Mean (SD)	1.84 (0.356)	1.88 (0.301)	1.86 (0.326)	0.654
Median	1.76	1.80	1.80	
Min, Max	1.0, 2.5	1.2, 2.5	1.0, 2.5	

Liver disease characteristics (2): Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)	Control (N=31)	Total (N=60)	p-value
Subject had dialysis at least twice in the past week, n (%)				
Yes	0	0	0	
No	29 (100)	31 (100)	60 (100)	
Baseline Maddrey Discriminant Function (MDF) score				
n	29	31	60	
Mean (SD)	65.5 (15.99)	67.8 (14.95)	66.7 (15.37)	0.574
Median	61.0	69.0	68.0	
Min, Max	33, 95	34, 97	33, 97	
Prothrombin Time/PT (seconds) at Baseline				
n	29	31	60	
Mean (SD)	20.37 (3.509)	20.66 (3.018)	20.52 (3.240)	0.727
Median	20.20	20.70	20.70	
Min, Max	13.1, 27.0	12.9, 26.2	12.9, 27.0	
Laboratory Control PT (seconds) at Baseline				
n	29	31	60	
Mean (SD)	11.90 (1.417)	11.74 (1.247)	11.82 (1.323)	0.647
Median	11.30	11.30	11.30	
Min, Max	10.4, 15.0	10.4, 14.4	10.4, 15.0	
Total Bilirubin (mg/dL) at Baseline				
n	29	31	60	
Mean (SD)	26.55 (7.229)	26.74 (5.468)	26.65 (6.325)	0.913
Median	25.20	28.00	26.13	
Min, Max	16.6, 52.6	17.2, 35.5	16.6, 52.6	

Liver disease characteristics (3): Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=29)	Control (N=31)	Total (N=60)	p-value [1]
On renal replacement therapy (hemodialysis, CVVHD, CVVH, peritoneal, etc) at randomization, n (%)				-
Yes	0	0	0	
No	29 (100)	31 (100)	60 (100)	
On vasopressors at Baseline, n (%)				0.086
Yes	0	3 (9.7)	3 (5.0)	
No	29 (100)	28 (90.3)	57 (95.0)	
On ventilator / intubated at Baseline, n (%)				0.297
Yes	1 (3.4)	0	1 (1.7)	
No	28 (96.6)	31 (100)	59 (98.3)	
Time since last alcohol consumption (prior to date of current hospital admission) (days)				
n	29	31	60	
Mean (SD)	18.2 (14.57)	15.5 (12.04)	16.8 (13.27)	0.443
Median	12.0	12.0	12.0	
Min, Max	4, 69	3, 59	3, 69	
Category, n (%):				0.313
0-7 days	7 (24.1)	8 (25.8)	15 (25.0)	
8-14 days	8 (27.6)	14 (45.2)	22 (36.7)	
15 days-1 month	9 (31.0)	4 (12.9)	13 (21.7)	
>1 month	5 (17.2)	5 (16.1)	10 (16.7)	
Time from hospital admission to randomization (days)				
n	29	31	60	
Mean (SD)	7.6 (4.98)	9.5 (5.48)	8.6 (5.30)	0.153
Median	6.0	9.0	7.5	
Min, Max	2, 27	1, 25	1, 27	
Sodium (mEq/L) at Baseline				
n	29	31	60	
Mean (SD)	133.1 (5.63)	133.7 (4.24)	133.4 (4.93)	0.637
Median	134.0	134.0	134.0	
Min, Max	120, 144	124, 143	120, 144	

[1] P-value for treatment difference of proportions based on Pearson chi-square test; p-value for treatment difference of means based on one-way ANOVA.

Safety Summary: Age < 50, MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

Characteristic	ELAD Treatment (N=30)	Control (N=30)	Total (N=60)
Number (%) of Subjects Reporting Any TEAE	30 (100)	30 (100)	60 (100)
Number of TEAEs	547	494	1041
Number (%) of Subjects Reporting Any TESAE	20 (66.7)	18 (60.0)	38 (63.3)
Number of TESAEs	42	59	101
Subjects with TEAEs by Highest Severity, n (%)			
Mild	1 (3.3)	4 (13.3)	5 (8.3)
Moderate	15 (50.0)	6 (20.0)	21 (35.0)
Severe	14 (46.7)	20 (66.7)	34 (56.7)
Subjects with TESAEs by Highest Severity, n (%)			
Mild	0	0	0
Moderate	9 (30.0)	0	9 (15.0)
Severe	11 (36.7)	18 (60.0)	29 (48.3)
Number (%) of Subjects Reporting at Least 1 ELAD-Related TEAE	22 (73.3)	0	22 (36.7)
Related to ELAD Biologic	1 (3.3)	0	1 (1.7)
Related to ELAD Device	9 (30.0)	0	9 (15.0)
Related to ELAD Procedure	10 (33.3)	0	10 (16.7)
Unknown	6 (20.0)	0	6 (10.0)

VTI-208 Bilirubin Percentage Change



ITT, N=203
20%
0%
-20%
-40%
-60%
-80%
-100%
Baseline
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 14
Day 21
Day 28
Day 63
Day 91
Control
ELAD



MELD<28, N=120
20%
0%
-20%
-40%
-60%
-80%
-100%
-120%
Baseline
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 14
Day 21
Day 28
Day 63
Day 91
Control
ELAD



MELD<30, age<50, INR<=2.5, Cr<1.3, Bili>=16, N=60
20%
0%
-20%
-40%
-60%
-80%
-100%
-120%
Baseline
Day 1
Day 2
Day 3
Day 4
Day 5
Day 6
Day 7
Day 14
Day 21
Day 28
Day 63
Day 91
Control
ELAD

VTI-208: Subjects Experiencing at least 20% Reduction in Bilirubin

ITT Overall						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	99	63	63/97 (65%)	34	2	
Bili<20%	104	39	39/102 (38%)	63	2	0.000164
ITT Control						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	38	25	26/38(68%)	12	1	
Bili<20%	69	28	30/69 (43%)	39	2	0.011822
ITT ELAD						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	61	38	38/60 (63%)	22	1	
Bili<20%	35	11	11/35 (31%)	24	0	0.002686
ITT Bili reduction>=20%						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Control	38	25	25/37 (68%)	12	1	
ELAD	61	38	38/60 (63%)	22	1	0.671166

MELD<28 Overall						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	59	45	46/59 (78%)	14	1	
Bili<20%	61	30	31/61 (51%)	31	1	0.00218
MELD<28 Control						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	26	18	19/26 (73%)	7	1	
Bili<20%	43	19	20/43 (47%)	23	1	0.033128
MELD<28 ELAD						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Bili>=20%	33	26	26/33 (79%)	7	0	
Bili<20%	18	10	10/18 (56%)	8	0	0.081842
MELD<28 Bili reduction>=20%						
	Total	Alive	% Alive	Dead	LTFU	Chi-square P
Control	26	18	19/26 (73%)	7	1	
ELAD	33	26	26/33 (79%)	7	0	0.608702

Overall Survival for MELD<30, Bilirubin>=16, INR<=2.5 and Creatinine<1.3

N=102

Cases summary

Factor	Number of events [a]		Number censored [b]		
	N	%	N	%	
Control	30	55.56	24	44.44	
ELAD Treatment	15	31.25	33	68.75	
Overall	45	44.12	57	55.88	

Comparison of survival curves (Logrank test)

Chi-squared	7.3159
DF	1
Significance	P = 0.0068

Hazard ratios[a] with 95% Confidence Interval

Factor	Control	ELAD Treatment
Control	-	0.4380 0.2438 to 0.7867
ELAD Treatment	2.2832 1.2712 to 4.1010	-

VITAL THERAPIES

Additional VTI-208 Information

VITAL THERAPIES®

VTI-208 Clinical Trial Sites



Number of subjects enrolled by site
17
17
16
13
11
10
8
7
7
7
6
6
6
5
5
5
5
4
4
4
4
4
4
3
2
2
2
2
2
2
2
2
2
1
1
1
1
1
1
1
Emory University Hospital
University of Minnesota
University of Pittsburgh
Drexel University
Sir Charles Gairdner Hospital (Perth)
Southern California GI and Liver Centers
NYU Medical Center
Piedmont Medical Center
University of Arkansas
Beth Israel Deaconess Medical Center
Cleveland Clinic Foundation
Baylor University Medical Center
Rush University Medical Center
Montefiore Medical Center
North Shore-Long Island Jewish Medical Center
University of Mississippi Medical Center
Royal Free Hospital (UK)
Columbia University Medical Center
University of California San Diego Medical Center
Georgetown University Medical Center
Albert Einstein Medical Center
Rutgers University
Queen Elizabeth Hospital (UK)
Methodist Dallas Medical Center
University of Southern California
Westchester Medical Center
Swedish Medical Center
Maricopa Medical Center
University of Washington Harborview
Flinders Medical Center (Adelaide)
University of Arizona
Royal Prince Alfred Hospital (Sydney)
Cedars Sinai Medical Center
Tampa General Hospital
Capital Health Medical Center
East Carolina University
Addenbrookes Hospital (UK)
Edinburgh Royal Infirmary (UK)
Kings College Hospital (UK)
Cleveland Clinic Florida

VITAL THERAPIES

Prior Clinical Data Lend Support to VTI-208 Subset Analysis

China Trial*: Enrolled Younger, Lower MELD Subjects

Kaplan-Meier Plot of Transplant-Free Survival



Transplant Free Survival (proportion)
28 Days
p = 0.015
56 Days
p = 0.026
p < 0.05, Wilcoxon
n = 49
ELAD®
Control
Days from Baseline

5-year Follow up



Transplant Free Survival (proportion)
Group
Control
ELAD
P=0.027 (Log-rank)
Days from Baseline

Baseline Parameter	VTI-208 MELD < 28 Cohort	China Trial
Creatinine	0.75 mg/dL	0.8 mg/dL
INR	1.81	1.9
MELD Score	24.6	23.6
Age	45.7 years	39.4 years

* VTL's China trial was conducted primarily in subjects diagnosed with viral hepatitis.

China Data (VTIC-301) Distribution at Baseline

China: MELD analysis is consistent with VTI-208

MELD < 28

	Total	Alive	Dead	Transplant
Treated	21	15 (71.4%)	5 (23.8%)	1 (4.8%)
Control	9	5 (55.6%)	2 (22.2%)	2 (22.2%)

MELD ≥ 28

	Total	Alive	Dead	Transplant
Treated	11	6 (54.5%)	5 (45.5%)	0
Control	8	2 (25%)	3 (37.5%)	3 (37.5%)

China: very few older patients limits age analysis

Age < 50

	Total	Alive	Dead	Transplant
Treated	27	18 (66.7%)	9 (33.3%)	0
Control	12	6 (50%)	2 (16.7%)	4 (33.3%)

Age ≥ 50

	Total	Alive	Dead	Transplant
Treated	4	2 (50%)	1 (25%)	1 (25%)
Control	5	1 (20%)	3 (60%)	1 (20%)

ELAD VTI-206: Trend to Increased Survival in AILD

Overall survival:



100
90
80
70
60
50
40
Survival probability (%)
0
20
40
60
80
100
Time (days)
ELAD
p = 0.27
n = 29 *
(per-protocol)

* Per protocol population (PP) acute alcoholic hepatitis (AAH) cohort (n=29)

Baseline parameters comparison: VTI-206 PP vs VTI-208 MELD < 28 Cohort:*

Baseline Parameter	VTI-206 AAH Cohort (per protocol)	VTI-208 MELD < 28 Cohort
Creatinine	1.7 mg/dL	0.75 mg/dL
INR	2.1	1.81
MELD Score	28.9	24.6
Age	49.5 years	45.7 years

* Moderately worse baseline parameters in the VTI-206 ELAD cohort than the VTI-208 cohort resulted in moderately lower 90 day survival (81.3% vs. 69.2%).

VTI-206 Data Distribution at Baseline

VTI-206 PP AAH: MELD analysis is consistent with VTI-208

MELD < 28

	Total	Alive	Dead	Transplant
Treated	5	4 (80%)	1 (20%)	0
Control	3	1 (33.3%)	2 (66.7%)	0

MELD ≥ 28

	Total	Alive	Dead	Transplant
Treated	8	4 (50%)	3 (37.5%)	1 (12.5%)
Control	13	6 (46.2%)	7 (53.8%)	0

VTI-206 PP AAH: no clear conclusion to be drawn based strictly on age

Age < 50

	Total	Alive	Dead	Transplant
Treated	7	4 (57.1%)	3 (42.9%)	0
Control	7	4 (57.1%)	3 (42.9%)	0

Age ≥ 50

	Total	Alive	Dead	Transplant
Treated	6	4 (66.7%)	1 (16.7%)	1 (16.7%)
Control	9	3 (33.3%)	6 (66.7%)	0

ELAD Mechanism of Action Appendix

Research Shows Key Aspects of Liver Function

Hypothesis of ELAD Mechanism of Action*

The ELAD System contains over one hundred billion human liver-derived cells which are believed to perform key aspects of liver function in response to patient-specific stimuli. These functions include:

- **Modulation of inflammation, which is thought to be a major disease mechanism in AILD, by production of key acute-phase and anti-inflammatory proteins**
  - Interleukin-1 receptor antagonist (IL-1Ra)
  - Alpha-1-antitrypsin (AAT)
  - Gelsolin
- **Production of growth factors that promote liver regeneration**
  - Transforming growth factor alpha (TGF-α)
  - Vascular endothelial growth factor (VEGF)
  - Hepatocyte growth factor (HGF)
  - Amphiregulin (AR)
- **Support of hepatocellular metabolic function**
  - Dynamic cytochrome P450 mRNA expression consistent with metabolism of 90% of drugs as well as many toxins
- **Production of liver specific proteins crucial to maintaining homeostasis**
  - Albumin, Alpha-fetoprotein, and Transferrin
  - Clotting factors

* For further information, please see our presentation titled "Appendix – Biochemistry of ELAD" on our Investor Relations website.

Modulation of Liver Inflammation: International Liver Transplant Society (ILTS) 2015

- AILD involves unregulated systemic inflammation[1] and elevated plasma levels of inflammatory factors such as IL-1β, IL-6, lipopolysaccharide (LPS), and TNF-α[2-5]
- Hepatocytes have been found to be a major source of acute-phase proteins (APPs), which may dampen the harmful effects of inflammatory factors:
  - Hepatocytes respond to IL-1 and IL-6 by producing mediators of inflammatory resolution such as IL-1 receptor antagonist (IL-1Ra) and α1-antitrypsin (AAT)[4,8,9].
  - IL-1Ra and AAT mitigate systemic inflammation through competitive inhibition, protease inhibition, and blocking production of inflammatory signaling cascades[9,10].
  - This process is thought to be compromised in liver disease.[6]
- Provision of anti-inflammatory APPs and other immune modulators (e.g. IL-10) to the AILD patient may modulate liver inflammation.

1. Louvet A, Mathurin P. 2015. Nat Rev Gastroenterol Hepatol 12: 231-42
2. Kawaratani H, Tsujimoto T, Douhara A, Takaya H, et al. 2013. Mediators Inflamm 2013: 495156
3. Zamora Nava LE, Aguirre Valadez J, et al. 2014. Ther Clin Risk Manag 10: 295-303
4. Gabay C, Smith MF, Eidlen D, Arend WP. 1997. J Clin Invest 99: 2930-40
5. Lewis EC. 2012. Mol Med 18: 957-70
6. Park JK, Lee CH, Lee CH, Kim IH, Kim S, et al. 2015. 30: 598-605
7. Bode JG, Albrecht U, Haussinger D, Heinrich PC, Schaper F. 2012. Eur J Cell Biol 91: 496-505
8. Heinrich PC, Castell JV, Andus T. 1990. Biochem J 265: 621-36
9. Petrasek J, Bala S, Csak T, Lippai D, Kodys K, et al. 2012. J Clin Invest 122: 3476-89
10. Bergin D, Hurley K, McElvaney N, Reeves E. 2012. Arch. Immunol. Ther. Exp. 60: 81-97
11. Thursz MR, Richardson P, Allison M, Austin A, Bowers M, et al. 2015. N Engl J Med 372: 1619-28

Modulation of Liver Inflammation: ILTS 2015

- VTL C3A cells have been shown in bench studies to secrete anti-inflammatory factors IL-1Ra and AAT
  - Constitutively
  - In response to co-incubation with IL-1β and IL-6.
  - In response to LPS
- Response is dynamic
  - Temporal
  - Dose-dependent
- May contribute to the modulation of liver inflammation in AILD patients. Clinical investigation of this potential response is necessary.



IL-1Ra
IL-1Ra (ng/mL)
25
20
15
10
5
0

IL-1β (ng/mL)	0	1	10	100	0	0	0	1	1	1	10	10	10	100	100	100
IL-6 (ng/mL)	0	0	0	0	1	10	100	1	10	100	1	10	100	1	10	100
24 h	0.9	1.2	1.2	1.2	1.2	0.9	1.1	3.3	3.2	3.0	3.0	3.1	4.1	3.0	4.1	3.2
54 h	1.0	1.5	1.5	1.8	1.3	1.8	1.9	7.4	9.9	12.7	7.2	14.8	16.8	10.5	19.4	19.4

Fig 1. Monolayer C3A cell ($1.3x10^5$ cells/cm^2) secretion of IL-1Ra is upregulated in the combined presence of IL-6 and IL-1β and increases with exposure time. Results are mean ± SD, n=3 biological replicates (left-24 h, right-54 h for each pair of bars).



AAT (µg/mL)
10
9
8
7
6
5
4
3
2
1
0

	0	1	10	100	0	0	0	1	1	1	10	10	10	100	100	100
	0	0	0	0	1	10	100	1	10	100	1	10	100	1	10	100
24 h	0.8	1.0	1.1	1.1	1.0	0.9	1.2	1.2	1.2	1.3	1.3	1.3	1.4	1.5	1.7	1.6
54 h	3.1	3.6	3.3	3.1	3.6	3.7	3.8	3.2	3.7	4.1	3.6	3.7	3.4	3.3	3.2	3.7

Fig 2. Monolayer C3A cell ($1.3x10^5$ cells/cm^2) secretion of AAT increases with time, but is not affected by exposure to IL-6 or IL-1β individually or in combination. Results are mean ± SD, n=3 biological replicates (left-24 h, right-54 h for each pair of bars).

Support of Hepatocellular Metabolic Function: EASL 2015

- Acute-on-chronic liver failure and acute liver failure are characterized by impaired liver function
- Cell-based support of liver function could have therapeutic benefit if the cell therapy was demonstrated to provide metabolic functions required of normal hepatocytes, such as detoxification.
- Cytochrome P-450 enzymes are associated with hepatocellular metabolism of:
  - Drugs
  - Toxins
  - Hormones
  - Vitamins
- Laboratory studies have been carried out by VTL to understand mRNA (messenger RNA) expression for CYP-450 enzymes in VTL C3A cells under different conditions and how these expression levels respond to different stimuli

From poster titled "Expression of Liver-Specific Cytochrome P450 Isoenzymes and Oxygenases in C3A Cells Prior to and After Treatment with the ELAD Liver Support System" presented at EASL 2015.

Support of Hepatocellular Metabolic Function: EASL 2015

- Laboratory studies carried out by VTL show that C3A cells exhibit a diverse expression of various critical cytochrome P450 isozymes including those involved in drug metabolism such as CYP1A2, CYP2C9, CYP2C19, CYP2D6, CYP3A4 and CYP3A5.
  - The mRNA expression of these CYPs increases when the C3A cells are cultured three-dimensionally within the ELAD cartridges relative to monolayer culture.
  - Unique responses can be observed, potentially due to dynamic interactions with an individual subject's unique physiology.
- These data may help clarify the mechanism of action of the ELAD System in supporting metabolism.



Relative Gene Expression
40
30
20
10
0
Gene of Interest

Figure 2. All of the major drug-metabolizing CYPs (CYP1A2, CYP2C9, CYP2C19, CYP2D6, CYP3A4 and CYP3A5) are expressed in monolayer and ELAD C3A cells (* p<0.05 ELAD vs. monolayer, Student's t test).



Monolayer
Naive ELAD
AILD ELAD
Relative Gene Expression
800
600
400
200
80
60
40
20
0
#
CYP11B2 CYP2A6 CYP2A7 CYP2C19 CYP1A2 CYP17A1
Gene of Interest

Figure 5. Several CYPs were up-regulated in ELAD C3A cells after AILD subject treatment (# p=0.06, Student's t test), whereas CYP17A1 was down-regulated subsequent to subject exposure.

From poster titled "Expression of Liver-Specific Cytochrome P450 Isoenzymes and Oxygenases in C3A Cells Prior to and After Treatment with the ELAD Liver Support System" presented at EASL 2015.

Regeneration and Restoration of Liver Function: AASLD 2015

- Liver has remarkable capacity for regeneration
- VTL C3A cells produce several growth factors[1] e.g.;
  - TGF-alpha
  - VEGF
  - HGF
- Abstract accepted for poster presentation AASLD (November 2015)
- Further work is aimed at understanding whether these findings translate into improvements in liver function and patient outcomes

- VEGF:
  - Interacts with endothelial cell VEGF receptor 2 (VEGFR2)
  - Stimulates secretion of hepatic proliferation factors such as HGF
- TGF α
  - low levels of TGF (~67 pg/mL)
  - known mitogen for hepatocytes


hTGFα (pg/mL)
700
600
500
400
300
200
100
0


hVEGF (pg/mL)
150000
125000
100000
75000
50000
25000
0

VITAL THERAPIES

[1] From lab studies conducted by VTL. Results to be presented AASLD meeting (abstract accepted).

Mechanism of Action – Conclusion

- The precise mechanism of action for the ELAD System is unknown.
- Laboratory studies conducted by VTL and presented at medical meetings suggest:
  - Simultaneous targeting of multiple processes associated with liver failure
  - Dynamic, patient specific responses
- Findings yet to be demonstrated in patients and correlated with clinical outcomes
- Additional research planned and underway

VITAL THERAPIES®

TARGETING LIVER DISEASE